Pension and Other Employee Benefits - Schedule of Weighted-Average Net Periodic Benefit Cost Assumptions (Detail)	12 Months Ended
	Sep. 29, 2012	Sep. 24, 2011	Sep. 25, 2010
Pension And Other Employee Benefit Plans [Line Items]
Discount rate	3.52%	5.20%	4.35%
Expected return on plan assets	0.00%	0.00%	0.00%
Rate of compensation increase	0.00%	0.00%	0.00%